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EXHIBIT 99.2--HASTINGS FINANCIAL'S FORM OF PROXY

                                 REVOCABLE PROXY
                         HASTINGS FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
              BOARD OF DIRECTORS OF HASTINGS FINANCIAL CORPORATION

         The undersigned shareholder of Hastings Financial Corporation, a Michigan corporation ("Hastings Financial"), hereby nominates, constitutes and appoints Jack E. Echtinaw and David C. Wren, or any one of them, as proxy or proxies for the undersigned, each with full power of substitution and resubstitution, to vote all of the shares of Hastings Financial which the undersigned is entitled to cast at the Special Meeting of the Shareholders of Hastings Financial to be held at ____ _.m., local time, on December __, 1996, at the Main Office of National Bank of Hastings, 241 West State Street, Hastings, Michigan 49058, and at any adjournments thereof (the "Special Meeting"), on the following proposals, all of which are described in the accompanying Proxy Statement-Prospectus:


         1.       Approval of the Plan and Agreement of Merger.

                  ------               ------               ------
                  |    | FOR           |    | AGAINST       |    | ABSTAIN
                  ------               ------               ------

         2. Adjournment of the Special Meeting in the event that a sufficient number of votes necessary to approve the Plan and Agreement of Merger at the Special Meeting is not received.

                  ------               ------               ------
                  |    | FOR           |    | AGAINST       |    | ABSTAIN
                  ------               ------               ------

         3. In their discretion, upon such other matters as may properly come before the Special Meeting.

         This Revocable Proxy will be voted as directed by the undersigned shareholder. If no direction is given, this Revocable Proxy will be voted FOR proposals 1 and 2.

         All proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Special Meeting of Hastings Financial Corporation and of the accompanying Proxy Statement is hereby acknowledged.

         This Revocable Proxy may be revoked by the undersigned at any time before it is exercised by (i) executing and delivering to Hastings Financial a later dated proxy, (ii) attending the Special Meeting and voting in person, or
(iii) giving written notice of revocation to the Secretary of Hastings
Financial.

NOTE: Please sign your name exactly as it appears on your stock certificate(s). Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee, or guardian, etc., please add your full title to your signature.


                                 ---------------------------------------------
                                 Signature

                                 ---------------------------------------------
                                 Print Name

                                 ---------------------------------------------
                                 Address

                                 ---------------------------------------------

                                 Dated:___________________, 1996


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.